UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
December 2, 2005 (December 2, 2005)
Date of Report (Date of earliest event reported)
National Oilwell Varco, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	FILE NO. 1-12317	76-0475815
(State of incorporation)	(Commission File Number)	(I.R.S. Employer
Identification Number)

10000 Richmond Avenue		77042-4200
Houston, Texas		(Zip Code)
(Address of principal
executive offices)
Registrant’s telephone, including area code: (713) 346-7500
N/A

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.04. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT’S EMPLOYEE BENEFIT PLANS
On December 2, 2005, National Oilwell Varco, Inc. (the “Company”) sent a notice to its directors and executive officers notifying them of a blackout period with respect to the Varco International, Inc. 401(k)/Profit Sharing Plan. The Company provided the notice to the directors and executive officers in accordance with Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR. A copy of the notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(a)	Financial statements of businesses acquired

Not applicable

(b)	Pro forma financial information

Not applicable

(c)	Exhibits
99.1	Notice to Directors and Executive Officers of National Oilwell Varco, Inc., dated December 2, 2005.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATIONAL OILWELL VARCO, INC.
Date: December 2, 2005	/s/ Clay C. Williams
Clay C. Williams
Sr. Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Notice to Directors and Executive Officers of National Oilwell Varco, Inc. dated December 2, 2005.